UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2006

Open Solutions Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-02333-56	22-3173050
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

455 Winding Brook Drive, Glastonbury, CT	06033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 652-3155

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
SIGNATURE

Item 1.01. Entry into a Material Definitive Agreement
2006 Bonus Arrangements
     On January 25, 2006, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Open Solutions Inc. (the “Registrant”) adopted bonus arrangements for its executive officers for 2006.
     Louis Hernandez, Jr., the Registrant’s Chairman of the Board and Chief Executive Officer, Kenneth J. Saunders, Executive Vice President and Chief Financial Officer, David G. Krystowiak, Group Executive Vice President, and Michael D. Nicastro, Senior Vice President & Chief Marketing Officer, will be eligible to receive a bonus based on both of the Registrant’s revenue and its earnings before interest, taxes, depreciation and amortization (“Consolidated Revenue” and “Consolidated EBITDA,” respectively) for the fiscal year ending December 31, 2006. The target bonus payment for Mr. Hernandez is 100% of his base salary, for each of Messr. Saunders and Krystowiak is 60% of their respective base salaries and for Mr. Nicastro is 50% of his base salary, each of which may be adjusted upwards or downwards if Consolidated Revenue or Consolidated EBITDA exceed or do not meet the targets. Each of Consolidated Revenue and Consolidated EBITDA is weighted equally in calculating the bonus. The revenue portion of the bonus will not be paid unless a threshold of 85% of the Consolidated Revenue target is achieved, and the Consolidated EBITDA portion will not be paid unless a threshold of 50% of the Consolidated EBITDA target is achieved. In addition, if (i) Consolidated EBITDA exceeds the target and (ii) the average of each of Consolidated Revenue and Consolidated EBITDA in relation to the targets (on a percentage basis) exceeds 100%, the payouts under both the Consolidated Revenue and Consolidated EBITDA portions of the bonus (on a percentage basis) will increase at four times the rate that each of Consolidated Revenue and Consolidated EBITDA exceed the targets (on a percentage basis). The maximum bonus payment for Mr. Hernandez is 200% of his base salary, for Messrs. Saunders and Krystowiak is 120% of their respective base salaries and for Mr. Nicastro is 100% of his base salary, each of which would be achieved if the Registrant exceeds 125% of its Consolidated Revenue and Consolidated EBITDA targets.
     Gary E. Daniel, Senior Vice President & General Manager, Credit Union Group, and James R. Kern, Senior Vice President & General Manager, Banking Group, will be eligible to receive a bonus based on both Consolidated Revenue and Consolidated EBITDA for the fiscal year ending December 31, 2006 and the value of customer contracts executed within such executive officer’s business unit (“Contract Value”) during the fiscal year ending December 31, 2006. The target bonus payment is $150,000 and may be adjusted upward if Contract Value exceeds the target or downward if Consolidated Revenue, Consolidated EBITDA or Contract Value do not meet the targets. Each of Consolidated Revenue and Consolidated EBITDA account for 25% of the bonus calculation and Contract Value accounts for 50%. The Consolidated Revenue portion of the bonus will not be paid unless a threshold of 85% of the Consolidated Revenue target is achieved, the Consolidated EBITDA portion will not be paid unless a threshold of 50% of the Consolidated EBITDA target is achieved, and the Contract Value portion will not be paid unless a threshold of 80% of the Contract Value target is achieved. In addition, if Consolidated EBITDA exceeds the target, the payout under the Contract Value portion of the bonus (on a percentage basis) will increase at four times the rate that the Contract Value exceeds the target (on a percentage basis). The maximum bonus payment for each executive officer is $210,000, which would occur if the Registrant exceeds 100% of its Consolidated Revenue and Consolidated EBITDA targets and the executive officer exceeds 125% of his Contract Value target.
     Andrew S. Bennett, Executive Vice President, International Research & Development, will be eligible to receive a bonus based on (i) both Consolidated Revenue and Consolidated EBITDA for the fiscal year ending December 31, 2006, (ii) both of the Registrant’s revenue and EBITDA attributable to sources outside the United States (“International Revenue” and “International EBITDA,” respectively) for the fiscal year ending December 31, 2006 and (iii) the value of customer contracts executed by customers outside of the United States (“International Contract Value”) during the fiscal year ending December 31, 2006. The target bonus payment is $156,000 and may be adjusted upward if International Revenue, International EBITDA or International Contract Value exceed the target or downward if Consolidated Revenue, Consolidated EBITDA, International Revenue, International EBITDA or International Contract Value do not meet the targets. Each of Consolidated Revenue and Consolidated EBITDA account for 25% of the bonus calculation and each of International Revenue, International EBITDA and International Contract Value account for 16.67% of the bonus calculation. The Consolidated Revenue portion of the bonus will not be paid unless a threshold of 85% of the Consolidated Revenue target is achieved, the Consolidated EBITDA portion will not be paid unless a threshold of 50% of the Consolidated EBITDA target is achieved, and the International Revenue, International EBITDA and International Contract Value portions will not be paid unless an average threshold of 80% of such targets is achieved. In addition, if Consolidated EBITDA exceeds the target, the payout under the International Revenue, International EBITDA and International Contract Value portions of the bonus (on a percentage basis) will increase at four times the rate that the International Revenue, International EBITDA and International Contract Value, on average, exceed the respective targets (on a percentage basis). The maximum bonus payment for Mr. Bennett is $234,000, which would occur if the Registrant exceeds 100% of its Consolidated Revenue and Consolidated EBITDA targets and Mr. Bennett exceeds 125% of his International Revenue, International EBITDA and International Contract Value targets, on average.
Restricted Stock Grants
     On January 25, 2006, the Compensation Committee also granted shares of restricted stock to the Registrant’s executive officers for $0.00 in accordance with the table below. The restricted stock vests in five equal annual installments beginning on the first anniversary of the date of grant. The form of Restricted Stock Agreement entered into between the Registrant and each executive officer will be filed as an exhibit to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005.

Name	Number of Shares of Restricted Stock Granted

Louis Hernandez, Jr.	45,000
Andrew S. Bennett	10,000
Gary E. Daniel	5,000
James R. Kern	5,000
David G. Krystowiak	7,000
Michael D. Nicastro	5,000
Compensation of David Krystowiak
     On January 25, 2006, the Compensation Committee also increased the annual base salary of Mr. Krystowiak from $210,000 to $250,000, retroactive to October 1, 2005.
Policy Regarding Treatment of Senior Executive Officers Upon Change in Control
     On January 25, 2006, the Compensation Committee amended its policy regarding the treatment of the Registrant’s senior executive officers (other than its Chief Executive Officer) upon a change in control of the Registrant to provide that, if a senior executive officer is terminated without cause or for good reason within two years after a change in control, the senior executive officer will receive full acceleration of any restricted stock, in addition to any stock options, previously granted to the senior executive officer. As previously disclosed, the policy also provides that if a senior executive officer is terminated without cause or for good reason within two years after a change in control, the senior executive officer will receive (i) a lump sum payment on the date of termination equal to the sum of (a) the senior executive officer’s base salary then in effect (calculated for twelve months), (b) the senior executive officer’s target bonus for the year of termination (calculated for twelve months), and (c) the senior executive officer’s target bonus for the year of termination, pro rated for the number of days worked during the year (or, if in the fourth quarter, the greater of the senior executive officer’s actual or target bonus, as pro rated), and (ii) benefits for twelve months after the date of termination as if the senior executive officer had remained employed.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN SOLUTIONS INC.
Date: January 31, 2006	By:	/s/ Kenneth J. Saunders
Kenneth J. Saunders
Executive Vice President and Chief Financial Officer